                                   ASSIGNMENT AND ASSUMPTION AGREEMENT

        ASSIGNMENT AND ASSUMPTION AGREEMENT,  dated as of December 8, 2006 between Residential
Funding  Company,  LLC, a Delaware  limited  liability  company ("RFC") and Residential  Asset
Mortgage Products, Inc., a Delaware corporation (the "Company").

                                           Recitals

        A.     RFC  has  entered  into  seller   contracts   ("Seller   Contracts")  with  the
seller/servicers.

        B.     The Company wishes to purchase from RFC certain  Mortgage Loans (as hereinafter defined)  originated  pursuant to the Seller  Contracts  other than the Arrearages (as defined in the Pooling and Servicing Agreement) with respect thereto.

        C.     The Company, RFC, as master servicer,  and U.S. Bank National  Association,  as trustee (the  "Trustee"),  are entering  into a Pooling and  Servicing  Agreement  dated as of
November  1,  2006  (the  "Pooling  and  Servicing  Agreement"),  pursuant  to which the Trust proposes to issue Mortgage Asset-Backed Pass-Through  Certificates,  RAAC Series 2006-SP4 (the
"Certificates")  consisting of classes of senior  certificates  designated as Class A-1, Class
A-2 and Class A-3  (collectively,  the "Senior  Certificates")  and  subordinate  certificates designated  as  Class  M-1,  Class  M-2,  Class  M-3,  Class  M-4,  Class  M-5 and  Class  M-6
Certificates (collectively,  the "Class M Certificates"),  Class R-I Certificates,  Class R-II
Certificates  and Class SB  Certificates  representing  beneficial  ownership  interests  in a trust fund  consisting  primarily of a pool of mortgage  loans  identified in Exhibits F-1 and
F-2 to the Pooling and Servicing Agreement (the "Mortgage Loans").

        D.     In connection with the purchase of the Mortgage Loans,  the Company will assign to or at  the  direction  of  RFC  the  Class  R-I,  Class  R-II  and  Class  SB  Certificates
(collectively, the "Retained Certificates").

        E.     In connection  with the purchase of the Mortgage  Loans and the issuance of the
Certificates,  RFC wishes to make certain  representations  and  warranties to the Company and to assign  certain of its rights under the Seller  Contracts  to the Company,  and the Company
wishes to assume certain of RFC's obligations under the Seller Contracts.

        F.     The  Company and RFC intend  that the  conveyance  by RFC to the Company of all its right,  title and interest in and to the Mortgage Loans  pursuant to this Agreement  shall constitute a purchase and sale and not a loan.

        NOW THEREFORE,  in  consideration  of the recitals and the mutual  promises herein and other good and valuable consideration, the parties agree as follows:

1.      All  capitalized  terms used but not defined  herein shall have the meanings  assigned thereto in the Pooling and Servicing Agreement.

2.      Concurrently  with the  execution  and  delivery  hereof,  RFC  hereby  assigns to the
Company  without  recourse all of its right,  title and interest in and to the Mortgage Loans, including all interest and principal  received on or with respect to the Mortgage  Loans after the Cut-off Date (other than payments of principal  and interest due on the Mortgage  Loans in
November 2006). In  consideration of such  assignment,  RFC will receive from the Company,  in
immediately   available   funds,  an  amount  equal  to   $303,093,260.76   and  the  Retained
Certificates.  In connection with such assignment and at the Company's  direction,  RFC has in respect of each  Mortgage  Loan  endorsed the related  Mortgage Note (other than any Destroyed
Mortgage  Note) to the order of the  Trustee  and  delivered  an  assignment  of  mortgage  in recordable  form to the  Trustee  or its agent.  A  Destroyed  Mortgage  Note means a Mortgage
Note the original of which was permanently lost or destroyed.

        The  Company  and RFC  intend  that the  conveyance  by RFC to the  Company of all its right,  title and interest in and to the Mortgage  Loans  pursuant to this Section 2 shall be, and be construed as, a sale of the Mortgage Loans by RFC to the Company.  It is, further,  not intended  that such  conveyance  be deemed to be a pledge of the Mortgage  Loans by RFC to the
Company to secure a debt or other obligation of RFC.  However,  in the event that the Mortgage
Loans are held to be property of RFC,  or if for any reason this  Agreement  is held or deemed to  create a  security  interest  in the  Mortgage  Loans  then it is  intended  that (a) this
Agreement  shall also be deemed to be a security  agreement  within the  meaning of Articles 8 and 9 of the Minnesota  Uniform  Commercial Code and the Uniform  Commercial Code of any other applicable  jurisdiction;  (b) the conveyance  provided for in this Section shall be deemed to be a grant by RFC to the Company of a security  interest in all of RFC's right  (including the power to convey title thereto),  title and interest,  whether now owned or hereafter acquired, in and to (A) the Mortgage  Loans,  including (i) with respect to each  Cooperative  Loan, the related  Mortgage  Note,  Security  Agreement,  Assignment of Proprietary  Lease,  Cooperative
Stock  Certificate,  Cooperative  Lease, any insurance policies and all other documents in the related  Mortgage  File and (ii) with respect to each  Mortgage  Loan other than a Cooperative
Loan,  the  Mortgage  Notes,  the  Mortgages,  any related  insurance  policies  and all other documents in the related  Mortgage  Files,  (B) all amounts  payable  pursuant to the Mortgage
Loans in accordance  with the terms thereof and (C) any and all general  intangibles,  payment intangibles,  accounts,  chattel  paper,  instruments,  documents,  money,  deposit  accounts, certificates of deposit,  goods, letters of credit,  advices of credit and investment property and other  property  of whatever  kind or  description  now  existing  or  hereafter  acquired consisting  of,  arising  from or relating to any of the  foregoing,  and all  proceeds of the conversion,  voluntary or involuntary, of the foregoing into cash, instruments,  securities or other  property,  including,  without  limitation,  all  amounts  from  time to  time  held or invested in the  Certificate  Account or the Custodial  Account,  whether in the form of cash, instruments,  securities or other property;  (c) the possession by the Trustee,  the Custodian or any other  agent of the  Trustee of  Mortgage  Notes or such  other  items of  property  as constitute  instruments,  money,  negotiable  documents or chattel paper shall be deemed to be
"possession  by the secured  party",  or possession  by a purchaser or a person  designated by him, for  purposes of  perfecting  the security  interest  pursuant to the  Minnesota  Uniform
Commercial  Code  and  the  Uniform  Commercial  Code  of any  other  applicable  jurisdiction
(including,   without   limitation,   Section  9-305,   8-313  or  8-321  thereof);   and  (d)
notifications   to  persons   holding  such  property,   and   acknowledgments,   receipts  or
confirmations  from  persons  holding  such  property,  shall be deemed  notifications  to, or acknowledgments,  receipts or confirmations from, financial intermediaries,  bailees or agents
(as  applicable)  of the Trustee for the purpose of perfecting  such security  interest  under applicable  law.  RFC  shall,  to  the  extent  consistent  with  this  Agreement,  take  such reasonable  actions as may be  necessary  to ensure  that,  if this  Agreement  were deemed to create a security  interest in the  Mortgage  Loans and the other  property  described  above, such security  interest would be deemed to be a perfected  security interest of first priority under  applicable law and will be maintained as such  throughout  the term of this  Agreement.
Without  limiting  the  generality  of the  foregoing,  RFC shall  prepare  and deliver to the
Company no less than 15 days prior to any filing date,  and the Company  shall file,  or shall
cause  to  be  filed,  at  the  expense  of  RFC,  all  filings   necessary  to  maintain  the
effectiveness  of any  original  filings  necessary  under the Uniform  Commercial  Code as in effect in any  jurisdiction  to perfect  the  Company's  security  interest  in or lien on the
Mortgage Loans including without  limitation (x) continuation  statements,  and (y) such other statements  as may be  occasioned  by (1) any  change of name of RFC or the  Company,  (2) any change of  location  of the  state of  formation,  place of  business  or the chief  executive office of RFC or (3) any transfer of any interest of RFC in any Mortgage Loan.

3.      Concurrently with the execution and delivery hereof,  the Company hereby assigns to or at the  direction of RFC without  recourse all of its right,  title and interest in and to the
Retained  Certificates as part of the consideration  payable to RFC by the Company pursuant to this Agreement.

4.      RFC  represents  and warrants to the Company,  with respect to each Mortgage Loan that on the  date of  execution  hereof  (or,  if  otherwise  specified  below,  as of the  date so specified):

(a)     The  information  set forth in the Mortgage  Loan  Schedule for such  Mortgage Loan is true and correct in all  material  respects as of the date or dates  respecting which such information is furnished;

(b)     Each Mortgage Loan  constitutes a qualified  mortgage under Section  860G(a)(3)(A)  of the Code and Treasury Regulations Section 1.860G-2(a)(1);

(c)     Immediately  prior to the  conveyance of each  Mortgage  Loan to the Trustee,  RFC had good title to, and was the sole owner of, such  Mortgage Loan free and clear of any  pledge,  lien,  encumbrance  or  security  interest  (other than rights to servicing  and related  compensation)  and such  conveyance  validly  transfers ownership  of such  Mortgage  Loan to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

(d)     Each Mortgage Note constitutes a legal,  valid and binding obligation of the Mortgagor enforceable  in  accordance  with its terms  except as limited  by  bankruptcy, insolvency  or other  similar  laws  affecting  generally  the  enforcement  of creditors' rights;

(e)     To the best of RFC's  knowledge  as of the  Cut-off  Date,  and except as noted in (h)
               below,  there  is no  default,  breach,  violation  or  event  of  acceleration existing  under the terms of any Mortgage  Note or Mortgage and no event which, with notice and  expiration  of any grace or cure  period,  would  constitute a default,  breach,  violation  or event of  acceleration  under the terms of any
               Mortgage Note or Mortgage, and no such default,  breach,  violation or event of acceleration  has  been  waived  by RFC  or by any  other  entity  involved  in servicing a Mortgage Loan;

(f)     Each Mortgage Loan with a Loan-to-Value Ratio, or combined  Loan-to-Value Ratio in the case of Mortgage  Loans Secured by second liens,  at  origination  in excess of
               80% will be  insured  by a Primary  Insurance  Policy,  except for 91.8% of the
               Mortgage  Loans.  The  amount  of this  insurance  covers  the  amount  of such
               Mortgage Loan in excess of 75% of the value of the related  Mortgaged  Property used in determining the Loan-to-Value  Ratio, or combined  Loan-to-Value  Ratio in the case of Mortgage Loans Secured by second liens.

(g)     As of the Cut-Off  Date,  none of the Mortgage  Loans are 30 to 59 days  Delinquent in payment of principal and interest and approximately  0.9% of the Mortgage Loans have been 30 to 59 days  delinquent  in the payment of  principal  and interest within the last twelve  months.  As of the Cut-Off  Date,  none of the Mortgage
               Loans are currently 60 or more days  delinquent in the payment of principal and interest  and none of the Mortgage  Loans have been 60 or more days  delinquent in the payment of principal and interest within the last twelve months;

(h)     None of the Mortgage Loans is a Buy-Down Mortgage Loan;

(i)     To the best of RFC's knowledge,  there is no delinquent tax or assessment lien against any related Mortgaged Property;

(j)     No Mortgagor has any valid right of offset,  defense or counterclaim as to the related
               Mortgage Note or Mortgage,  except as may be provided under the  Servicemembers
               Civil Relief Act of 1940, as amended;

(k)     No Mortgage Loan  provides for payments  that are subject to reduction by  withholding taxes levied by any foreign (non-United States) sovereign government;

(l)     The proceeds of each  Mortgage  Loan have been fully  disbursed and (2) to the best of
               RFC's  knowledge,  there is no requirement for future  advances  thereunder and any  and  all  requirements  as  to  completion  of  any  on-site  or  off-site improvements and as to  disbursements  of any escrow funds therefor  (including any escrow  funds held to make  Monthly  Payments  pending  completion  of such improvements)  have been complied with. All costs,  fees and expenses  incurred in making, closing or recording the Mortgage Loans were paid;

(m)     To the best of RFC's  knowledge,  with  respect to each  Mortgage  Loan,  there are no mechanics' liens or claims for work, labor or material  affecting any Mortgaged
               Property  which are or may be a lien prior to, or equal  with,  the lien of the related Mortgage,  except such liens that are insured or indemnified against by a title insurance policy;

(n)     With respect to each  Mortgage  Loan, a policy of title  insurance was effective as of the closing of such Mortgage  Loan,  is valid and binding,  and remains in full force and  effect,  unless the  related  Mortgaged  Property  is located in the
               State of Iowa and an attorney's certificate has been provided;

(o)     Each  Mortgaged  Property  is free of  damage  and in good  repair  and no  notice  of condemnation  has been  given  with  respect  thereto.  RFC  knows  of  nothing
               involving  any  Mortgaged   Property  that  could  reasonably  be  expected  to
               materially  adversely  affect  the  value  or  marketability  of any  Mortgaged
               Property;
(p)     Each Mortgage  contains  customary and enforceable  provisions which render the rights and  remedies of the holder  adequate to realize the  benefits of the  security against the  Mortgaged  Property,  including (i) in the case of a Mortgage that is a deed of trust,  by trustee's sale or (ii) by judicial  foreclosure  or, if applicable,  non  judicial  foreclosure,  and to the best of  RFC's  knowledge, there is no homestead or other exemption  available to the Mortgagor that would interfere with such right to sell at a trustee's sale or right to  foreclosure, subject  in each  case to  applicable  federal  and  state  laws  and  judicial precedents with respect to bankruptcy and right of redemption;

(q)     To the  best of RFC's  knowledge,  with  respect  to each  Mortgage  that is a deed of trust,  a  trustee  duly  qualified  under  applicable  law to serve as such is properly  named,  designated  and  serving,  and  except in  connection  with a trustee's  sale after  default by a Mortgagor,  no fees or expenses are payable by the seller or RFC to the trustee under any Mortgage that is a deed of trust;

(r)     If the  improvements  securing a  Mortgage  Loan are  located in a federal  designated special flood hazard area,  flood  insurance in the amount  required  under the
               Program  Guide covers such  Mortgaged  Property  (either by coverage  under the federal flood insurance program or by coverage from private insurers);

(s)     To the extent an appraisal was made on a Mortgage  Loan,  the appraisal was made by an appraiser who meets the minimum  qualifications  for appraisers as specified in the Program Guide;

(t)     Each Mortgage Loan is covered by a standard hazard insurance policy;

(u)     [RESERVED];

(v)     To the best of RFC's knowledge,  any escrow  arrangements  established with respect to any  Mortgage  Loan are in  compliance  with all  applicable  local,  state and federal laws and are in compliance with the terms of the related Mortgage Note;

(w)     None of the Mortgage  Loans are mortgage  loans that under  applicable  state or local law in effect at the time of  origination  of such  loan are  referred  to as a
               "high-cost"  or  "covered"  loan or any other  similar  designation  if the law imposes  greater  restrictions  or additional  legal  liability for residential mortgage loans with high interest rates, points and/or fees;

(x)     Approximately  0.7% of the Mortgage Loans are subject to the Home Ownership and Equity
               Act of 1994, referred to as the Homeownership Act.

(y)     None of the proceeds of any Mortgage  Loan were used to finance the purchase of single premium credit insurance policies;

(z)     No Mortgage  Loan has a prepayment  penalty term that extends  beyond five years after the date of origination;

(aa)    Each  Mortgage  Loan at the time it was made  complied in all material  respects  with applicable local, state, and federal laws,  including,  but not limited to, all applicable anti-predatory lending laws; including the Homeownership Act.

(bb)    No Mortgage Loan is a High Cost Loan or Covered  Loan,  as  applicable  (as such terms are defined in  Appendix E of the  Standard & Poor's  Glossary  For File Format
               For LEVELS(R)Version 5.6E  Revised  (attached  hereto as Exhibit 1));  provided that no representation  and warranty is made in this clause (y) with respect to any Mortgage  Loan  secured by property  located in the located in the State of
               West Virginia,  and provided further that no Qualified Substitute Mortgage Loan shall be a High  Cost  Loan or  Covered  Loan (as such  terms  are  defined  in
               Appendix E of the  Standard & Poor's  Glossary  for File  Format For LEVELS(R)in
               effect on the date of  substitution),  unless the Company  shall have  received from S&P written  confirmation  that the  inclusion of any such  Mortgage  Loan will not  adversely  affect the then  current  ratings  assigned  to any of the
               Certificates by S&P; and

(cc)    To the best of RFC's knowledge,  the Subservicer for each Mortgage Loan has accurately
               and  fully   reported  its  borrower   credit  files  to  each  of  the  Credit
               Repositories in a timely manner.

(dd)    No Mortgage  Loan  originated  on or after  October 1, 2002  through  March 6, 2003 is governed by the Georgia Fair Lending Act.

        Upon  discovery  by RFC or upon  notice from the Company or the Trustee of a breach of the foregoing  representations  and warranties in respect of any Mortgage Loan, without giving effect to any  requirement  that RFC have  prior  knowledge  of such  breach in respect of any
Mortgage Loan, or upon the  occurrence of a Repurchase  Event as described in Section 5 below, which  materially and adversely  affects the interests of any holders of the  Certificates  or the Company in such  Mortgage  Loan  (notice of which shall be given to the Company by RFC, if it  discovers  the same),  RFC shall,  within 90 days after the  earlier of its  discovery  or receipt  of notice  thereof,  either  cure such  breach or  Repurchase  Event in all  material respects  or,  except as  otherwise  provided in Section  2.04 of the  Pooling  and  Servicing
Agreement,  either (i) purchase  such  Mortgage  Loan from the Trustee or the Company,  as the case  may  be,  at a  price  equal  to the  Purchase  Price  for  such  Mortgage  Loan or (ii)
substitute  a  Qualified  Substitute  Mortgage  Loan or Loans  for such  Mortgage  Loan in the manner and subject to the  limitations  set forth in Section 2.04 of the Pooling and Servicing
Agreement.  If the breach of  representation  and warranty that gave rise to the obligation to repurchase or  substitute a Mortgage  Loan  pursuant to this Section 4 was the  representation and  warranty  set forth in  clause  (cc) of this  Section  4, then RFC shall pay to the Trust
Fund,  concurrently with and in addition to the remedies  provided in the preceding  sentence, an amount equal to any liability,  penalty or expense that was actually  incurred and paid out of or on behalf  of the Trust  Fund,  and that  directly  resulted  from  such  breach,  or if
incurred  and  paid  by  the  Trust  Fund   thereafter,   concurrently   with  such   payment.
Notwithstanding the foregoing,  RFC shall not be required to cure breaches,  Repurchase Events or purchase or  substitute  for  Mortgage  Loans as provided  above if the  substance  of such breach or Repurchase Event also constitutes fraud in the origination of the Mortgage Loan.

5.      With respect to each  Mortgage  Loan, a repurchase  event  ("Repurchase  Event") shall have occurred if one or both of the  following  occur:  (a) it is  discovered  that, as of the date hereof,  the related  Mortgage  was not a valid first lien (or second lien,  with respect to junior lien  Mortgage  Loans) on the related  Mortgaged  Property  subject  only to (i) the lien of real  property  taxes  and  assessments  not yet  due  and  payable,  (ii)  covenants, conditions,  and restrictions,  rights of way, easements and other matters of public record as of the date of recording of such Mortgage and such other  permissible  title exceptions as are listed in the Program  Guide and (iii) other  matters to which like  properties  are  commonly subject which do not materially  adversely affect the value,  use,  enjoyment or marketability of the  Mortgaged  Property or (b) it is discovered  that,  as of the time of its  origination and as of the date of  execution  hereof,  the  Mortgage  Loan did not comply in all  material respects with all applicable local,  state and federal laws. In addition,  with respect to any
Mortgage  Loan  listed on the  attached  Schedule  A with  respect  to which any  document  or documents  constituting  a part of the Mortgage  File are missing or defective in any material respect,  if such Mortgage Loan  subsequently is in default and the enforcement  thereof or of the related  Mortgage note is materially  adversely  affected by the absence or  defectiveness of any such  document or  documents,  a Repurchase  Event shall be deemed to have occurred and
RFC will be obligated to  repurchase  or  substitute  for such Mortgage Loan in the manner set forth in Section 4 above.

6.      Concurrently  with the  execution  and  delivery  hereof,  RFC  hereby  assigns to the
Company,  and the  Company  hereby  assumes,  all of RFC's  rights and  obligations  under the
Seller  Contracts  with  respect to the  Mortgage  Loans to be serviced  under the Pooling and
Servicing  Agreement,   other  than  RFC's  obligations  in  respect  of  representations  and warranties  made  by  it  under  any  Seller  Contract;  provided  that,  notwithstanding  the assignment  and  assumption  hereunder,  RFC  shall  have the  concurrent  right  to  exercise remedies and pursue  indemnification  upon a breach by a Seller  under any Seller  Contract of any of its  representations  and warranties.  This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective  successors and assigns,  and no other person shall have any right or obligation hereunder.

7.      This  Agreement  will be governed by and construed in accordance  with the laws of the
State of New York,  without  regard to the  conflict  of law  principles  thereof,  other than
Sections 5-1401 and 5-1402 of the New York General Obligations Law.

                                   [SIGNATURE PAGE FOLLOWS]

        IN WITNESS  WHEREOF,  the parties  have entered into this  Assignment  and  Assumption
Agreement as of the date first above written.

                                            RESIDENTIAL FUNDING COMPANY, LLC

                                            By:    /s/ Joseph Orning
                                            Name:  Joseph Orning
                                            Title: Associate

                                            RESIDENTIAL ASSET MORTGAGE
                                            PRODUCTS, INC.

                                            By:    /s/ Christopher Martinez
                                            Name:  Christopher Martinez
                                            Title: Vice President

                                          SCHEDULE A

                   Schedule of Mortgage Loans with Defective Mortgage Files

                                        (See attached)

                                          EXHIBIT 1

                                                                         REVISED July 11, 2005

APPENDIX E - STANDARD & POOR'S PREDATORY LENDING CATEGORIES

Standard & Poor's  has  categorized  loans  governed  by  anti-predatory  lending  laws in the
Jurisdictions  listed below into three  categories  based upon a  combination  of factors that include (a) the risk  exposure  associated  with the assignee  liability and (b) the tests and thresholds  set forth in those  laws.  Note that  certain  loans  classified  by the  relevant statute as Covered are  included in Standard & Poor's  High Cost Loan  Category  because  they included  thresholds and tests that are typical of what is generally  considered  High Cost by the industry.

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

------------------------------------------------------------------------------------------------
---------------------------- ---------------------------------------- --------------------------
    State/Jurisdiction               Name of Anti-Predatory                Category under
                                                                             Applicable
                                                                       Anti-Predatory Lending
                                   Lending Law/Effective Date                    Law
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
Arkansas                     Arkansas Home Loan Protection Act,       High Cost Home Loan
                             Ark. Code Ann.ss.ss.23-53-101 et seq.

                             Effective July 16, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
Cleveland Heights, OH        Ordinance No. 72-2003 (PSH), Mun. Code   Covered Loan
                           ss.ss.757.01 et seq.

                             Effective June 2, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
Colorado                     Consumer Equity Protection, Colo.        Covered Loan
                             Stat. Ann.ss.ss.5-3.5-101 et seq.

                             Effective for covered loans offered or
                             entered into on or after January 1,
                             2003. Other provisions of the Act took
                             effect on June 7, 2002
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
Connecticut                  Connecticut Abusive Home Loan Lending    High Cost Home Loan
                             Practices Act, Conn. Gen. Stat.ss.ss.
                             36a-746 et seq.

                             Effective October 1, 2001
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
District of Columbia         Home Loan Protection Act, D.C. Codess.ss. Covered Loan
                             26-1151.01 et seq.

                             Effective for loans closed on or after
                             January 28, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
Florida                      Fair Lending Act, Fla. Stat. Ann.ss.ss.   High Cost Home Loan
                             494.0078 et seq.

                             Effective October 2, 2002
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       High Cost Home Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
Georgia as amended (Mar.     Georgia Fair Lending Act, Ga. Code       High Cost Home Loan
7, 2003 - current)           Ann.ss.ss.7-6A-1 et seq.

                             Effective for loans closed on or after
                             March 7, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
HOEPA Section 32             Home Ownership and Equity Protection     High Cost Loan
                             Act of 1994, 15 U.S.C.ss.1639, 12
                             C.F.R.ss.ss.226.32 and 226.34

                             Effective October 1, 1995, amendments
                             October 1, 2002
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
Illinois                     High Risk Home Loan Act, Ill. Comp.      High Risk Home Loan
                             Stat. tit. 815,ss.ss.137/5 et seq.

                             Effective January 1, 2004 (prior to
                             this date, regulations under
                             Residential Mortgage License Act
                             effective from May 14, 2001)
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
Kansas                       Consumer Credit Code, Kan. Stat. Ann.    High Loan to Value
                           ss.ss.16a-1-101 et seq.                     Consumer Loan (id.ss.
                                                                      16a-3-207) and;
                             Sections 16a-1-301 and 16a-3-207
                             became effective April 14, 1999;
                             Section 16a-3-308a became effective
                             July 1, 1999
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
                                                                      High APR Consumer Loan
                                                                      (id.ss.16a-3-308a)
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
Kentucky                     2003 KY H.B. 287 - High Cost Home Loan   High Cost Home Loan
                             Act, Ky. Rev. Stat.ss.ss.360.100 et seq.

                             Effective June 24, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
Maine                        Truth in Lending, Me. Rev. Stat. tit.    High Rate High Fee
                             9-A,ss.ss.8-101 et seq.                    Mortgage

                             Effective September 29, 1995 and as
                             amended from time to time
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
Massachusetts                Part 40 and Part 32, 209 C.M.R.ss.ss.     High Cost Home Loan
                             32.00 et seq. and 209 C.M.R.ss.ss.40.01
                             et seq.

                             Effective March 22, 2001 and amended
                             from time to time
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
Nevada                       Assembly Bill No. 284, Nev. Rev. Stat.   Home Loan
                           ss.ss.598D.010 et seq.

                             Effective October 1, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
New Jersey                   New Jersey Home Ownership Security Act   High Cost Home Loan
                             of 2002, N.J. Rev. Stat.ss.ss.46:10B-22
                             et seq.

                             Effective for loans closed on or after
                             November 27, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
New Mexico                   Home Loan Protection Act, N.M. Rev.      High Cost Home Loan
                             Stat.ss.ss.58-21A-1 et seq.

                             Effective as of January 1, 2004;
                             Revised as of February 26, 2004
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
New York                     N.Y. Banking Law Article 6-l             High Cost Home Loan

                             Effective for applications made on or
                             after April 1, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
North Carolina               Restrictions and Limitations on High     High Cost Home Loan
                             Cost Home Loans, N.C. Gen. Stat.ss.ss.
                             24-1.1E et seq.

                             Effective July 1, 2000; amended
                             October 1, 2003 (adding open-end lines
                             of credit)
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
Ohio                         H.B. 386 (codified in various sections   Covered Loan
                             of the Ohio Code), Ohio Rev. Code Ann.
                           ss.ss.1349.25 et seq.

                             Effective May 24, 2002
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
Oklahoma                     Consumer Credit Code (codified in        Subsection 10 Mortgage
                             various sections of Title 14A)

                             Effective July 1, 2000; amended
                             effective January 1, 2004
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
South Carolina               South Carolina High Cost and Consumer    High Cost Home Loan
                             Home Loans Act, S.C. Code Ann.ss.ss.
                             37-23-10 et seq.

                             Effective for loans taken on or after
                             January 1, 2004
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
West Virginia                West Virginia Residential Mortgage       West Virginia Mortgage
                             Lender, Broker and Servicer Act, W.      Loan Act Loan
                             Va. Code Ann.ss.ss.31-17-1 et seq.

                             Effective June 5, 2002
---------------------------- ---------------------------------------- --------------------------

------------------------------------------------------------------------------------------------
STANDARD & POOR'S COVERED LOAN CATEGORIZATION

------------------------------------------------------------------------------------------------
---------------------------- ---------------------------------------- --------------------------
    State/Jurisdiction               Name of Anti-Predatory                Category under
                                                                             Applicable
                                                                       Anti-Predatory Lending
                                   Lending Law/Effective Date                    Law
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       Covered Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New Jersey                   New Jersey Home Ownership Security Act   Covered Home Loan
                             of 2002, N.J. Rev. Stat.ss.ss.46:10B-22
                             et seq.

                             Effective November 27, 2003 - July 5,
                             2004
---------------------------- ---------------------------------------- --------------------------

STANDARD & POOR'S HOME LOAN CATEGORIZATION

------------------------------------------------------------------------------------------------
---------------------------- ---------------------------------------- --------------------------
    State/Jurisdiction               Name of Anti-Predatory                Category under
                                                                             Applicable
                                                                       Anti-Predatory Lending
                                   Lending Law/Effective Date                    Law
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       Home Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
New Jersey                   New Jersey Home Ownership Security Act   Home Loan
                             of 2002, N.J. Rev. Stat.ss.ss.46:10B-22
                             et seq.

                             Effective for loans closed on or after
                             November 27, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
New Mexico                   Home Loan Protection Act, N.M. Rev.      Home Loan
                             Stat.ss.ss.58-21A-1 et seq.

                             Effective as of January 1, 2004;
                             Revised as of February 26, 2004
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
North Carolina               Restrictions and Limitations on High     Consumer Home Loan
                             Cost Home Loans, N.C. Gen. Stat.ss.ss.
                             24-1.1E et seq.

                             Effective July 1, 2000; amended
                             October 1, 2003 (adding open-end lines
                             of credit)
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
South Carolina               South Carolina High Cost and Consumer    Consumer Home Loan
                             Home Loans Act, S.C. Code Ann.ss.ss.
                             37-23-10 et seq.

                             Effective for loans taken on or after
                             January 1, 2004
---------------------------- ---------------------------------------- --------------------------